UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: May 24, 2007
(Date of earliest event reported)


                   Wells Fargo Alternative Loan 2007-PA2 Trust
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           (Exact name of issuing entity as specified in its charter)


                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)


                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)


    New York              333-133209-02           Applied For
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(State or other         (Commission File        (IRS Employer
jurisdiction of           No. of issuing          Identification
incorporation of          entity)                 No. of
issuing entity)         `                         issuing entity)


7430 New Technology Way, Frederick, Maryland                21703
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Address of principal executive offices                    (Zip Code)


Depositor's telephone number, including area code     (301) 846-8881
                                                 -------------------------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                   Description
-----------                   -----------
      (5.1)                   Legality Opinion of Cadwalader, Wickersham &
                              Taft LLP.

      (8.1) Tax Opinion of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

     (23.1) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                          CORPORATION


May 24, 2007


                                          /s/ Bradley A. Davis
                                          --------------------
                                          Bradley A. Davis
                                          Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.  Description                                          Electronic (E)
-----------  -----------                                          --------------
      (5.1)  Legality Opinion of Cadwalader, Wickersham           E
             & Taft LLP.

      (8.1)  Tax Opinion of Cadwalader, Wickersham & Taft LLP     E
             (included as part of Exhibit 5.1).

     (23.1)  Consent of Cadwalader, Wickersham & Taft             E
             LLP (included as part of Exhibit 5.1).